Acquisitions And Investments	6 Months Ended
Jun. 30, 2011
Notes to Consolidated Financial Statements [Abstract]
Acquisitions and Investments

2.       Acquisitions

On January 4, 2011, the Company announced the signing of a purchase agreement to acquire International Dialysis Centers (“IDC”), Euromedic International's (“Euromedic”) dialysis service business for €529,214 (approximately $764,873 as of June 30, 2011). The increase over the original purchase price of €485,000 reflects adjustments for the seller's final cash and debt positions at closing and the effects of the delay in closing resulting from the regulatory approval process. IDC treats over 8,200 hemodialysis patients predominantly in Central and Eastern Europe and operates a total of 70 clinics in nine countries. With the exception of Portugal, where the review is still ongoing, closing occurred on June 30, 2011 following final regulatory approvals by the relevant anti-trust authorities which includes a mandate for the divestiture of five of the acquired clinics. The Company recorded the acquired assets and liabilities at book value as of June 30, 2011, as it was unable to perform a preliminary review to determine an initial purchase price allocation due to the late date of the closing. The difference of approximately €455,631 ($658,523 at June 30, 2011) between the purchase price and the seller's book values of its assets and liabilities has been recorded by the Company as goodwill. The Company expects to complete the purchase price allocation by the end of 2011.